The Plan	12 Months Ended
Dec. 31, 2025
EBP 006 [Member]
EBP, Description of Plan [Line Items]
THE PLAN
1.	THE PLAN
The following description of the Ericsson US 401(k) Plan (the “Plan”) provides only general information. Participants should refer to the Plan agreement for a more complete description of the Plan’s provision. The Plan was created by action of the board of directors of Ericsson Inc. (the “Company” or “Ericsson” or the “Employer”) on May 27, 1983, effective July 1, 1983. The Plan is a defined contribution plan and is administered by an administrative committee (the “Committee”) which monitors the investment objectives and performance of the Plan’s individual investment options.
The Plan is a single employer plan.
Effective August 24, 2009, a Master Trust was created to permit the commingling of trust assets of both the Plan and the Ericsson Services 401(k) Plan. On December 28, 2012 the Ericsson Services 401(k) Plan was merged into the Ericsson US 401(k) Plan formerly called the Ericsson Capital Accumulation and Savings Plan. Total assets transferred into the Plan due to the merger were approximately $140,800. Effective July 18, 2016 Great-West Trust Company or now called Empower Trust Company, LLC (“Trustee”) was made trustee of the Plan and the Master Trust was dissolved. Empower Retirement, the retirement services business of Great-West Financial, is the recordkeeper of the Plan.
Each pay period participant contributions are remitted to the Plan made to the Trustee for investment. There is currently one stable value fund, three mutual funds, ten commingled funds, twelve common collective trusts and one separately managed account. In addition, there is a self – directed brokerage account (“SDA”) to which participants may direct their investments. The SDA allows access to a wide variety of mutual funds, stocks and bonds
. Brokerage services are provided through the Trustee. Participants can choose these options for their contributions as well as the Company contributions.